Rule 497(k)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

Dated JUNE 23, 2025

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust has approved certain changes to the Fund, including its investment objective and management fee, which will be submitted to shareholders of the Fund for approval. The proposed changes to the Fund’s investment objective would result in the Fund seeking investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called Nasdaq-100 Select Equal WeightTM Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq-100 Equal WeightedTM Index. According to Nasdaq, Inc., the index provider to the New Index, the New Index is an equally weighted index designed to track the performance of the 50 companies from the Nasdaq-100 Index® with the highest combined quality and growth scores. The companies are scored on metrics including revenue growth, free cash flow growth, forward earning per share growth, return on equity, and profit margin.

Additionally, the proposed changes being submitted for shareholder approval would include the approval of a new investment management agreement between First Trust Advisors L.P. and the Trust, on behalf of the Fund. The new investment management agreement would move the Fund to a unitary management fee equal to 0.55% of the average daily net assets.

A special meeting of the shareholders of the Fund to vote on the changes described above is expected to be held later this year. Upon approval of such changes, the Fund will be renamed “First Trust Nasdaq-100 Select Equal Weight ETF” and the Fund’s policy to invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index will be modified as follows: The Fund will normally invest at least 80% of its net assets in the securities that comprise the index.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE